UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2022

EVO ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	EVOJU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock included as part of the units	EVOJ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2022, upon the stockholders’ approval of the Trust Amendment Proposal (as defined below) at the special meeting in lieu of 2022 annual meeting of stockholders (the “Special Meeting”) of Evo Acquisition Corp. (the “Company”), the Company entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated February 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to provide that the date by which the Company would be required to consummate a business combination may be extended from February 8, 2023 for up to six successive periods of one month each (provided that any such extension may not be to a date later than August 8, 2023), as may be determined by the Company’s Board of Directors in its sole discretion and included in a public announcement.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. References herein to the Trust Amendment are qualified in their entirety by the provisions of the Trust Amendment filed as Exhibit 10.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2022, stockholders of the Company approved at the Special Meeting an amendment (the “Charter Amendment”) to the amended and restated certificate of incorporation of the Company (the “Charter”) to provide that the date by which the Company would be required to consummate a business combination may be extended from February 8, 2023 for up to six successive periods of one month each (provided that any such extension may not be to a date later than August 8, 2023), as may be determined by the Board in its sole discretion and included in a public announcement. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 23, 2022.

A copy of the Charter Amendments is filed herewith as Exhibit 3.1 and is incorporated herein by reference. References herein to the Charter Amendments are qualified in their entirety by the provisions of the Charter Amendments filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, an aggregate of at least 7,812,813 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of November 22, 2022, were represented in person or by proxy at the Special Meeting.

At the Special Meeting, the Company’s stockholders voted on the following proposals, each of which was approved:

(1) The Charter Amendment Proposal — a proposal to amend the Charter to provide that the date by which the Company would be required to consummate a business combination may be extended from February 8, 2023 for up to six successive periods of one month each (provided that any such extension may not be to a date later than August 8, 2023), as may be determined by the Board, in its sole discretion and included in a public announcement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
11,815,031	368,258	0	321,250

(2) The Trust Amendment Proposal — a proposal to amend the Trust Agreement to provide that the date by which the Company would be required to consummate a business combination may be extended from February 8, 2023 for up to six successive periods of one month each (provided that any such extension may not be to a date later than August 8, 2023), as may be determined by the Board, in its sole discretion and included in a public announcement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
11,815,031	368,258	0	321,250

(3) The Auditor Ratification Proposal — a proposal to ratify the selection by the audit committee of the Board of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
12,494,468	10,071	0	0

(4) The Director Election Proposal — a proposal to re-elect each of Malcolm F. MacLean IV and Robert Valentine as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified. The following is a tabulation of the votes with respect to the election of directors, each of whom was elected by the Company’s stockholders:

Name	For	Against	Abstain	Broker Non-Votes
Malcolm F. MacLean IV	10,685,786	1,497,471	32	321,250
Robert Valentine	10,685,786	1,497,471	32	321,250

In connection with the Special Meeting, stockholders holding 11,538,407 Public Shares exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $116,366,572.39 (approximately $10.08515061 per Public Share) will be removed from the Trust Account to pay such holders and approximately $9,702,852.84 will remain in the Trust Account. Following redemptions, the Company will have 962,093 Public Shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Certificate of Incorporation.
10.1	Amendment to the Investment Management Trust Agreement dated February 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO ACQUISITION CORP.

By:	/s/ Richard Chisholm
	Name:	Richard Chisholm
	Title:	Chief Executive Officer

Dated: December 30, 2022

3